ZTIFI SA-1
                          SUPPLEMENT DATED MAY 10, 2002
                  TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                       TEMPLETON INSTITUTIONAL FUNDS, INC.
        (FOREIGN EQUITY SERIES - PRIMARY SHARES, EMERGING MARKETS SERIES,
                    AND EMERGING FIXED INCOME MARKETS SERIES)
                                DATED MAY 1, 2002

The Statement of Additional Information is amended as follows:

I. For Emerging Market Series, the second paragraph under the heading "Emerging Markets Series" on page 2, is replaced with the following:

 The Fund seeks long-term capital growth by investing primarily in the equity securities of emerging market companies. Emerging Markets Series may invest up to 100% of its total assets in emerging markets. At least 65% of its total assets will be invested in issuers located in at least three different countries (including the U.S.). Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of emerging market companies. Effective July 31, 2002, Emerging Markets Series will invest, under normal circumstances, at least 80% of its net assets in securities issued in "emerging market countries," as defined in the prospectus. Shareholders will be given 60 days' advance notice of any change to the 80% policy regarding investment in emerging market countries. With respect to 75% of its total assets, Emerging Markets Series may invest up to 5% of its total assets in securities issued by any one company or foreign government. Emerging Markets Series may invest any amount of its assets in U.S. government securities. Emerging Markets Series may invest in any industry although it will not concentrate (invest more than 25% of its total assets) in any one industry. Emerging Markets Series may invest up to 15% of its total assets in foreign securities that are not listed on a recognized U.S. or foreign securities exchange, including up to 10% of its total assets in restricted securities, securities that are not readily marketable, repurchase agreements with more than seven days to maturity, and over-the-counter options bought by the Fund.

           Please keep this supplement for future reference.